Bio Convert

TRANSFORMING ORAL LEUKOPLAKIA TREATMENT

Aimed at minimizing or removing oral leukoplakia lesions & reducing the risk of patients developing oral cancer from it



Who We Are

About Us

- Bio-Convert A/S is a Danish preclinical biotech company founded in 2018 by the experienced life science headhunter Mr. Christian Hill-Madsen. Originally founded as a life science management company, under the name Life Science Power House.
- In 2023, after partnering with renowned pharmacologist and former Senior VP at Lundbeck A/S, **Allan Wehnert**, the company shifted focus to developing **a groundbreaking pharmaceutical drug for oral leukoplakia (OLK) and oral cancer prevention.**
- In 2024, Bio-Convert became a wholly owned subsidiary of **Nordicus Partners Corp. (OTCQB: NORD).**

Our Innovation

- Allan envisions a world where every disease has an effective treatment and is committed to finding ways to combat oral cancer – either directly or through preventive treatments that reduce the number of patients developing oral cancer.
- Through his research, he identified oral leukoplakia as a key marker for patients at risk of developing oral cancer, shaping his focus on early intervention. By treating oral leukoplakia at an early-stage, Bio-Convert's drug may potentially have a positive health impact in patients with collateral symptoms.
- This realization led to QR-02, a novel proprietary mucoadhesive oral formulation designed to treat and reduce dysplasia levels, potentially offering a curative solution for oral leukoplakia, an outcome that would make a significant breakthrough in oral medicine. Our treatment is uniquely positioned as the first and only medical option for millions of patients.
- Several patent applications have been submitted, including product patent, in the treatment of patients with QR-02.

Leadership & Expertise

- During his 25 years at Lundbeck A/S, Allan led **drug development of 8 new chemical entities to FDA and EMEA approval.** In addition, Allan has performed more than 200 due diligence evaluations and has played a key role in license and acquisition deals.
- With the rest of Bio-Convert's team and our domestic and international partners, we share a vision of making the first and only medical treatment available to millions of patients.



Understanding Oral Leukoplakia

- Oral leukoplakia is characterized by **white patches or plaques** in the mouth, and when accompanied by **dysplasia** (abnormal cell growth), it becomes a marker of disease progression. Alarmingly, **10-23%** of these patients may develop oral cancer[1], which has a **five-year mortality rate exceeding 50%**[2].

- The most common etiological factors contributing to the development of OLK are similar to those observed in oral cancer, such as smoking, alcohol consumption and tobacco chewing, while usually occurring above the age of 30-40 years[3-7].

- **Types of Oral Leukoplakia (OLK) & Cancer Risk:** OLK is classified into **homogeneous** (smooth, white, lower cancer risk: 0.6%–5%) and **the severe non-homogeneous** (irregular, nodular, higher cancer risk: 20%–25%)[6].

- **Why It Matters: Non-homogeneous OLK has a significantly higher risk of progressing to oral cancer,** highlighting the urgent need for early detection and effective medical treatment.

NORMAL MOUTH[8]



NON-HOMOGENOUS OLK[9] (HIGH CANCER RISK)



NON-HOMOGENOUS OLK[9] (HIGH CANCER RISK)



HOMOGENOUS OLK[9] (LOW CANCER RISK)



HOMOGENOUS OLK[9] (LOW CANCER RISK)



Dysplasia: A Key Predictor of OLK Progression

- Normal cells may undergo changes that could lead to cancer via dysplasia.
- The degree of dysplasia is the primary predictor of OLK's cancerous potential and is classified using WHO's three-tier system:
  - Mild Dysplasia – Minor cell abnormalities.
  - Moderate Dysplasia – More pronounced abnormalities.
  - Severe Dysplasia – Significant cellular changes.
- **Studies confirm:** The higher the dysplasia grade, the greater the risk of OLK progressing to oral cancer.



(A) Cheek Cancer – Buccal Squamous Cell Carcinoma[10]



(B) Tongue Cancer – Squamous Cell Carcinoma[10]

Normal Cells May Become Cancer Cells[11]


Normal
Hyperplasia
Dysplasia
Cancer

- **Hyperplasia**: A condition where there is an increased number of cells in a tissue or organ, but the cells still appear normal under a microscope[11].
- **Dysplasia**: A condition where cells look **abnormal** under a microscope but are not yet cancerous[11].

Key Challenges and Current Limitations

Product Formulation Issues: A key challenge in oral drug delivery is ensuring that the active ingredient remains in the mouth long enough to be effective. Previous product developments have struggled with insufficient formulations, adhering to the oral cavity for only 15-20 minutes, due to the washout effect of saliva.

Systemic Treatment Drawbacks: Oral tablet formulations are not feasible due to high risk of severe systemic side effects.

Current Intervention Limitations: The current method of removing white plaque is suboptimal, as scraping the lesions alone is insufficient to prevent down stream diseases, such as oral cancer.

Conclusion - Unmet Medical Need: There remains to be no effective medical treatment for oral leukoplakia, underscoring the need for innovative solutions like Bio-Convert's.

QR-02: A Breakthrough in Oral Leukoplakia Treatment

1

PROLONGED MUCOADHESION FOR IMPROVED DRUG DELIVERY

QR-02 is a novel mucoadhesive oral formulation that adheres to the oral cavity for 12-24 hours – **a major advancement over current treatments** – enhancing drug efficacy and patient outcomes.

2

NOVEL BIOADHESIVE INNOVATION FOR SUSTAINED DRUG RELEASE

QR-02 features a novel proprietary oral formulation that transforms from a fluid into a semi-solid gel upon contact with the oral cavity. This transformation creates a bioadhesive crystalline matrix, ensuring slow and localized release of the active peptide, ensuring sustained treatment efficacy over time.

3

ADDRESSING ORAL LEUKOPLAKIA WITH CURATIVE POTENTIAL

QR-02 aims to treat oral leukoplakia by reducing dysplasia levels and potentially offering a curative solution. An outcome that would mark a significant breakthrough in oral medicine. By treating oral leukoplakia at an early stage, QR-02 may potentially have a positive health impact in patients with collateral symptoms.

4

EXEMPTION FROM CONDUCTING ADDITIONAL ANIMAL TOXICITY STUDY

Bio-Convert has received positive and constructive feedback from the Danish Medicine Agency (DKMA) for its lead drug candidate, QR-02 for the treatment of oral leukoplakia. DKMA's feedback paves the way toward a First in Human trial, with a high likelihood of animal studies **rendered dispensable** for the proposed formulation and route of application.

Bio-Convert's R&D Pipeline


Clinical Development
Product
Disease Area
Pre-Clinical Development
Pilot Efficacy Study
Confirmatory Phase II Study
QR-02
Oral Leukoplakia
Q4 2025
Q3 2027
Q4 2028
Bio-Convert expects to complete CMC development in Q4 2025
Bio-Convert expects to complete the confirmatory Phase II study in Q4 2028
Q2 2025
CMC development
CMC development
Q4 2025
Q4 2025
Initiate pilot efficacy study
Initiate Phase II confirmatory clinical trials
Q3 2027
Bio-Convert has by the Danish Medicine Agency received exemption from conducting additional animal toxicity study
Bio-Convert expects to complete the pilot efficacy study in Q1 2027

Domestic & International Partners

Bio-Convert collaborates with leading domestic and international experts across various aspects of drug development, reinforcing our commitment to creating the top medical treatment for oral leukoplakia patients worldwide.



Oral Leukoplakia & Cancer: Prevalence, Progression, & Treatment

Oral Leukoplakia has a **global prevalence of 2-4%**[7,12-14].

10-23% of the times OLK will develop into oral cancer[1].

Approx. **80%** of oral leukoplakia **cases** may be **overtreated** with surgery, resulting in unnecessary interventions[12].

5-year survival rate drops to **50- 66%** once a person develops oral cancer[2].

Cancers of the oral cavity account for approx. **250,000 annual incident cases**[15].

The **probability of OLK** developing into oral cancer has **doubled** from 1998 to 2018[5].

Market Statistics

Oncology Drugs - Market Share[16]


North America
Europe
Asia Pacific
Latin America
Middle East & Africa
45%
26%
21%
5%
3%

Global Oral Cancer Treatment (Billion USD)[17]


4.00
3.00
2.00
1.00
0.00
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

- CAGR of 5.3% from 2020-2030

Thank you!

Do you have any questions?

info@bio-convert.com
+45 42 90 17 33
Dyrehavevej 3B G/F
DK-2930 Klampenborg
Denmark
www.bio-convert.com



List of References

1. Sroussi, H., Villa, A., Alhadlaq, M. A., Ikeda, K., Veluppillai, S., Treister N., Monreal, A. V., Vacharotayangul, P., Lodolo, M. & Woo, S-B. (2021): Imiquimod for the treatment of oral leukoplakia: A two-center retrospective study, Oral Dis. 2024 Jul 15. doi: 10.1111/odi.15069. https://pubmed.ncbi.nlm.nih.gov/39007165/

2. Zhang, C., Li, B., Zeng, X., Hu, X. & Hua, H. (2023): The global prevalence of oral leukoplakia: a systematic review and meta-analysis from 1996 to 2022, BMC Oral Health, September 6, 2023. https://bmcoralhealth.biomedcentral.com/articles/10.1186/s12903-023-03342-y

3. Ganesh, D., Sreenivasan, P., Öhman, J., Wallström, M., Henrique Braz-Silva, P., Giglio, D., Kjeller, G. & Hasséus, G. (2018): Potentially Malignant Oral Disorders and Cancer Transformation, Anticancer Research 38: 3223-3229, 2018. https://ar.iiarjournals.org/content/anticanres/38/6/3223.full.pdf

4. Kusiak, A., Maj, A., Cichońska, D., Kochańska, B., Cydejko, A. & Świetlik, D. (2020): The Analysis of the Frequency of Leukoplakia in Reference of Tobacco Smoking among Northern Polish Population, International Journal of Environmental Research and Public Health, September 22, 2020. https://pmc.ncbi.nlm.nih.gov/articles/PMC7559642/

5. Ramaswamy, P., Kiran, C., Raju, B., Kiranmai, M. (2020) Malignant transformation rate of oral leukoplakia: A meta analysis, January 2020, Journal of Indian Academy of Oral Medicine and Radiology 32(4):399, DOI:10.4103/jiaomr.jiaomr_63_20. https://www.researchgate.net/publication/348010869_Malignant_transformation_rate_of_oral_leukoplakia_A_meta_analysis

6. Villa A., Celentano A., Clurich I., Borgnakke, W. S., Beier Jensen, S., Peterson, D. E., Delli, K., Ojeda, D., Vissink, A. & Farah, C. S. (2020): World Workshop on Oral Medicine VII: Prognostic biomarkers in oral leukoplakia; a systematic review of longitudinal studies, Oral Dis. 2019 Jun; 25(Suppl 1): 64–78. https://pmc.ncbi.nlm.nih.gov/articles/PMC6544170/

7. van der Waal, I. (2023): Diagnosis and Management Revisited, Journal of Dentistry Indonesia 2023;30(2), VU medical center Amsterdam, Amsterdam, Netherlands. https://scholarhub.ui.ac.id/cgi/viewcontent.cgi?article=1507&context=jdi

8. Cleveland Clinic (2025) Body Systems & Organs, Mouth, Cleveland Clinic. https://my.clevelandclinic.org/health/body/21765-mouth

9. OPMDcare (2025) Oral Potentially Malignant Disorders, Health Professional Training, Atlas of Photos. https://opmdcare.com/atlas-photos/

10. Head and Neck Cancer Check (2025): Normal and Abnormal Photos. https://headandneckcancercheck.com/normal-and-abnormal-photos/

11. National Cancer Institute (2025): NCI Dictionary of Cancer Terms, Dysplasia. https://www.cancer.gov/publications/dictionaries/cancer-terms/def/dysplasia

12. González-Arriagada, W. A., Canedo-Marroquin, G., Adorno-Farías, D. & Fernández-Ramires, R. (2024): New insights into the role of the oral leukoplakia microenvironment in malignant transformation, Front. Oral. Health, 21 February 2024, Volume 5. https://www.frontiersin.org/journals/oral-health/articles/10.3389/froh.2024.1363052/full

13. Mello F. W., Miguel, A. F. P., Dutra, K. L., Porporatti A. L., Warnakulasuriya, S., Guerra E. N. S. & Rivero (2018): Prevalence of oral potentially malignant disorders: A systematic review and meta-analysis, Journal of Oral Pathology & Medicine, 08 May 2018. https://onlinelibrary.wiley.com/doi/abs/10.1111/jop.12726

14. Petti, S. (2023): Pooled estimate of world leukoplakia prevalence: a systemic review, National Library of Medicine, Oral Oncol. 2003 Dec;39(8):770-80. doi: 10.1016/s1368-8375(03)00102-7. https://pubmed.ncbi.nlm.nih.gov/13679200/

15. Chaturvedi, A. K., Udaltsova, N., Engels, J. A., Yanik, E. L., Katki, A. H., Lingen, M. W., Silverberg, M. J. (2019): Oral Leukoplakia and Risk of Progession to Oral Cancer: A Population-Based Cohort Study., J Natl Cancer Inst. 2019 Dec 20;112(10):1047–1054. doi: 10.1093/jnci/djz238. https://pmc.ncbi.nlm.nih.gov/articles/PMC7566351/

16. Precedence Research (2024) Cancer/Oncology Drugs Market Size, Share and Trends 2024 to 2034, August 2024, Precedence Research. https://precedenceresearch.com/cancer-drugsmarket

17. Data Bridge Market Research (2023): Global Oral Cancer Treatment Market – Industry Trends and Forecast to 2030, April 2023, Data Bridge Market Research. https://www.databridgemarketresearch.com/reports/global-oral-cancer-treatment-market